Exhibit 99.1










                         STATE LINE BARK AND MULCH, INC.

                              FINANCIAL STATEMENTS

                                  YEARS ENDING

                     DECEMBER 31, 2004 AND DECEMBER 31, 2003

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Stockholders of STATE LINE BARK & MULCH, INC.


We have audited the accompanying balance sheet of STATE LINE BARK.& MULCH INC (a Sub Chapter S corporation) as of December 31, 2004 and 2003 and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, with the exception of the matters described in the following paragraphs, the financial statements referred to above present fairly, in all material respects, the financial position of STATE LINE BARK & MULCH, INC as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

As disclosed in Note D- to the financial statements, generally accepted accounting principles require that assets and liabilities which are stated on the financial statements are in fact belonging to the corporation. Due to the impact of this item and the rents and charges that would have been accrued, management has not determined at this time how this would have affected the financial statements had generally accepted accounting principles been applied.

Firm's signature


/s/ Zennie E Shearous, CPA, PC
------------------------------
Zennie E Shearous, CPA, PC
Savannah, GA
May 3, 2005

                          State-Line Bark & Mulch, Inc.
                                  Balance Sheet

                                                        Dec 31, 04    Dec 31, 03
                                                        ----------    ----------
ASSETS
     Current Assets
         Checking/Savings
              Cash in Hand- To Deposit                       2,855        11,151
              MAIN Southeastern Bank                       -22,320        23,492
              OPERATING - Southeastern B                     1,014        10,410
              Petty Cash                                       200         1,543
                                                         ---------     ---------

         Total Checking/Savings                            -18,251        46,597

         Accounts Receivable
              Accounts Receivable                          271,121       443,632
                                                         ---------     ---------

         Total Accounts Receivable                         271,121       443,632

         Other Current Assets
              Inventory                                    304,077       120,000
              Organization Costs                                51            51
                                                         ---------     ---------

         Total Other Current Assets                        304,128       120,051
                                                         ---------     ---------

     Total Current Assets                                  556,998       610,279

     Fixed Assets
         Buildings                                         200,000       200,000
         Furniture & Fixtures                                3,355         3,355
         Land                                               40,000        40,000
         Machinery & Equipment                             979,072       817,722
         Vehicles                                           21,958        57,665
         Accum Deprec - Buildings                          -33,546       -28,418
         Accum Deprec - M & E                             -698,080      -613,750
         Accum Deprec - Vehicles                           -17,595       -51,464
                                                         ---------     ---------

     Total Fixed Assets                                    495,164       425,110
                                                         ---------     ---------

TOTAL ASSETS                                             1,052,162     1,035,390
                                                         =========     =========

LIABILITIES & EQUITY
     Liabilities
         Current Liabilities
              Accounts Payable
                  Accounts Payable                          89,928       433,901
                                                         ---------     ---------

              Total Accounts Payable                        89,928       433,901

        Other Current Liabilities
                  Line Of Credit-Bank Of Ame               193,388       193,508
                  Line of Credit-BB&T                       55,868
                  LOC - Southeastern Bank                   40,000        40,000
                  Notes Payable- Mulch Masters               2,062
                  Sales Tax Payable                            581           722
                                                         ---------     ---------

              Total Other Current Liabilities              233,969       292,160
                                                         ---------     ---------

See accompanying notes and accountant's report                            Page 1

                          State-Line Bark & Mulch, Inc.
                                  Balance Sheet

                                                        Dec 31, 04    Dec 31, 03
                                                        ----------    ----------
        Total Current Liabilities                          323,897       726,061

        Long Term Liabilities
              Lease Payable-Delange-Nissan                  25,016
              Mortgage Payable-Franklin                     55,624        76,472
              Note Payable-Southeastern Bank                25,641
              Notes Payable-Associates Volvo                 8,884
              Notes Payable-BOA-Bagging Li                  31,162        49,115
              Notes Payable-Dye Machine                     30,777        57,320
              Notes Payable-Stockholder                     30,000
              Notes Payable - Northern - Mixe               19,454
              NP-CIT-Volvo Loader                           93,230
              NP-Toyota Financial                           16,733
                                                         ---------     ---------

         Total Long Term Liabilities                       301,996       217,434
                                                         ---------     ---------

     Total Liabilities                                     625,893       943,494

     Equity
         Common Stock                                       10,000        10,000
         Distributions to Stockholders                     -36,500          -500
         Retained Earnings                                  82,396        -3,774
         Net Income                                        370,374        86,169
                                                         ---------     ---------

     Total Equity                                          426,269        91,896
                                                         ---------     ---------

TOTAL LIABILITIES & EQUITY                               1,052,162     1,035,390
                                                         =========     =========













See accompanying notes and accountant's report                            Page 2

STATE LINE BARK & MULCH, INC.
STATEMENT OF RETAINED EARNINGS


Beginning Retained Earnings                        Dec 31, 2004     Dec 31, 2003
                                                   ------------     ------------
Beginning Retained Earnings                            81,895           -3,774
Net Income                                            370,374           86,169
                                                      -------          -------
     Subtotal                                         452,269           82,395
Less Owner's Distributions                             36,000              500
                                                      -------          -------

Total Retained Earnings                               416,269           81,895
                                                      =======          =======


























See accompanying notes and accountant's report                            Page 1

                          State-Line Bark & Mulch, Inc.
                               Statement of Income

                                                          Jan -           Jan -
                                                         Dec 04          Dec 03
                                                       ---------       ---------
Ordinary Income/Expense
     Income
         Bag Sales                                     2,232,467       1,733,304
         Bulk Sales                                    1,008,569       1,421,443
         Delivery Income                                     325
         Nursery Sales                                    11,610
         Over/Under Payments                               2,039             420
         Returned Checks                                  -8,035          -1,418
         Sales Discounts                                  -2,366          -4,609
         Unload Charge Income                                212

                                                       ---------       ---------
     Total Income                                      3,232,673       3,161,286

     Cost of Goods Sold
         Delivery                                        216,779         203,665
         Freight in                                       55,246         158,010
         Purchase Discounts                                1,758             221
         Purchases                                     1,246,513       1,532,534
                                                       ---------       ---------

     Total COGS                                        1,520,297       1,894,430
                                                       ---------       ---------

 Gross Profit                                          1,712,376       1,266,856

     Expense
         Advertising                                       1,332           2,597
         Auto Expense                                         45
         Bad Debts                                         2,413           1,992
         Bank Charges                                      3,982           1,866
         Commissions                                      18,095          38,134
         Contract Labor-Staff Leasing                    700,967         534,187
         Depreciation                                     91,296          86,948
         Dues And Subscriptions                            2,704           9,171
         Equipment Rental                                  2,257           1,170
         Fuel Expense                                     87,447          70,309
         Insurance - Liability                            17,394          13,285
         Insurance - Medical                                 175              11
         Interest Expense                                 69,602          10,018
         Interest Expense-Property                         5,364           6,962
         Janitorial                                           30
         Leased Equipment                                  6,673          27,856
         Leased Vehicles                                   8,569           8,610
         Office Supplies Expense                           4,288           3,772
         Outside Services                                    300
         Postage And Freight                               3,335           3,421
         Professional Fees                                 7,336           8,531

See accompanying notes and accountant's report                            Page 1

                          State-Line Bark & Mulch, Inc.
                               Statement of Income

                                                          Jan -           Jan -
                                                         Dec 04          Dec 03
                                                       ---------       ---------

         Repairs And Maintenance                         199,015         243,461
         Storage Expense                                       4
         Supplies                                         68,172          76,679
         Taxes And Licenses                               13,951           3,636
         Telephone                                        10,845          13,274
         Trade Show Expense                                  850
         Utilities                                        16,046          14,476
                                                       ---------       ---------

              Total Expense                            1,342,113       1,180,742
                                                       ---------       ---------

     Net Ordinary Income                                 370,263          86,114

     Other Income/Expense
         Other Income
              Interest                                       110              55
                                                       ---------       ---------

         Total Other Income                                  110              55
                                                       ---------       ---------

     Net Other Income                                        110              55
                                                       ---------       ---------

Net Income                                               370,374          86,169
                                                       =========       =========















See accompanying notes and accountant's report                            Page 2

                          State-Line Bark & Mulch, Inc.
                             Statement of Cash Flows


                                                              Jan -       Jan -
                                                             Dec 04      Dec 03
                                                            --------   ---------
     OPERATING ACTIVITIES
         Net Income                                         370,374      86,169
         Adjustments  to  reconcile  Net Income to net
         cash provided by operations:
              Accounts Receivable                           172,510    (165,066)
              Due From Mulch Masters                         35,212
              Inventory Asset                              (184,077)    100,000
              Organization Cost                                 (15)
              Accounts Payable                             (343,973)     91,445
              Line Of Credit-Bank Of America                   (120)     (5,375)
              Line of Credit-BB&T                           (55,868)    (27,724)
              Line of Credit-Southeastern Bank               40,000
              Notes Payable- Mulch Masters                   (2,062)      2,062
              Sales Tax Payable                                (141)     (4,469)
                                                            --------   ---------
     Net cash provided by Operating Activities              (43,357)    152,239

     INVESTING ACTIVITIES
         Machinery & Equipment                             (161,350)    (45,522)
         Vehicles                                            35,707
         Accum Deprec - Building                              5,128       5,128
         Accum Deprec - M& E                                 84,330      77,800
         Accum Deprec - Vehicles                            (33,869)      4,020
                                                            --------   ---------
     Net cash provided by Investing Activities              (70,054)     41,426

     FINANCING ACTIVITIES
         Lease Payable-Delange-Nissan                        25,016
         Mortgage Payable-Franklin                          (20,848)    (19,250)
         Note Payable-Southeastern Bank                     (25,641)    (22,469)
         Notes Payable-Associates Volvo                      (8,884)    (21,096)
         Notes Payable-BOA-Bagging Line                     (17,954)    (57,355)
         Notes Payable-Dye Machine                          (26,544)    (23,361)
         Notes Payable-Stockholder                           30,000           0
         Notes Payable Norther Mixer                         19,454
         NP-CIT-Volvo Loader                                 93,230           0
         NP-Toyota Financial                                 16,733           0
                                                            --------   ---------
         Distributions to Stockholders                      (36,000)       (500)
                                                            --------   ---------
     Net cash provided by Financing Activities               48,562    (144,031)
                                                            --------   ---------

Net cash, increase for period                               (64,849)     49,634

     Cash at beginning of period                             46,597      (3,037)
                                                            --------   ---------

Cash at end of period                                       (18,252)     46,597
                                                            ========   =========

See accompanying notes and accountant's report                       Page 1 of 1

STATE LINE BARK & MULCH, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant accounting policies of State Line Bark & Mulch, Inc. is presented to assist in the understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to U.S. generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

         Industry and Nature of Operations State Line Bark and Mulch, Inc. is a manufacturing and distribution company for premium cypress and pine mulch and chips, and composted and potting soil. SLB&M was incorporated on January 1, 2001. The Company is controlled and owned by Mr. Richard Stewart and Mrs. Dana Lisa Stewart and is located in Folkston, Georgia. The Company is established on 34.71 acres and is located in the middle of a forest of cypress and pine trees. Contiguous to the Company land area are 66.06 acres owned by the Stewarts. The Company consists of one (1) manufacturing premise and one (1) administrative office. The distribution center is located in the mill.

         Industry: The Company is primarily in the business of manufacture and sale of cypress and pine mulch and chips, and composted and potting soil. The operation is conducted from Folkston, Georgia. The Company's principal suppliers are established around the mill. It markets to Puerto Rico and USA. The land has approximately 9 acres of contamination. This piece of land is demarcated.

         Management: The Stewarts are the principal officers of the Company and responsible for dealing with major suppliers, brokers and customers. There is an Operations Manager in charge of the daily operation of the Plant.

         Revenue Transactions: Customers are located in the USA and Puerto Rico. The terms of sales are 30 days, net, principally. The Company recognizes sales upon shipment of merchandise to the customer. The Company uses the accrual accounting method for recording the sales.

         Purchase Transactions: The Company's major suppliers are the Timber Companies and related producers of logs. Payment terms fluctuate from 5 days to 30 days, net.

         Payroll  Transactions:  The  employee  count for the  Company is thirty
         (30). The employees are leased from an external company (Paycheck) as follows: one (1) General Manager; three (3) administrative clerks; two
         (2) Plant supervisors; two (2) mechanics; and, twenty-two (22) labor workers. This personnel is not considered Company's employees but instead, leased employees.

STATE LINE BARK & MULCH, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003


         Inventory: The inventory is composed of:

         1.   Logs
         2.   Cypress & Pine Mulch
         3.   Bark
         4.   Composted
         5.   Potting Soil

         Inventories of material are stated at cost. The inventory cost does not
         include  an  allocation  of  direct  labor  and  overhead  costs.   The
         inventory's physical count is performed as of year end.

         Property Plant & Equipment: Property and Equipment are carried at cost. Depreciation of property and equipment is provided using 200% double declining method for financial reporting purposes rates based on the following estimated useful lives.

                                                          Years
                                                          -----
         Machinery & Equipment                              7
         Vehicles                                           5

         Income Taxes: All tax effects of the Sub Chapter S Corporation's income or loss are passed to the stockholders individually; thus, this statement includes no income tax expenses or benefit for the corporation.

         Liabilities & Long Term Debt:

              Current Liabilities include:

         A line of credit with Bank of America which originated October 25, 2000. Interest is rate expensed variable 1% above prime with a total credit line available of $200,000.

         A line of credit with BB&T Bank which originated December 2001. Interest rate expense variable 1% above prime with a total credit line available of $150,000.

         A line of credit with Southeastern Bank which originated May 2003. Interest rate expense variable at prime with a total credit line available of $ 50,000.

         Long-term Debt consists of:

         Note payable to Delange Nissian Forklift, secured by forklift (lease purchase) original terms are, principal. $14,315.50, payable in 60 payments of $368.45 beginning February 25, 2004.

STATE LINE BARK & MULCH, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003


         Note payable to Bank of America, secured by bagging line equipment. Original terms are principal of $ 177,705, 60 payments of $ 3,850.37, interest rate 10.75%.

         Notes payable to Citi Capital secured by dye machine Original terms are principal of $83,812, 36 payments of $2,564.71, interest rate of 6.3% beginning December 2002.

         Notes payable to Toyota Financial, secured by forklift. Original terms are principal of $15,542 payable in 48 payments of $323.80 beginning July 2001.

         Due From Mulch Masters, Inc. is an aggregate of due to and due from Mulch Masters, Inc. in the normal operations of business.

         Common Stock: The Company has authorized and issued 10,000 shares of $1 par value common, stock. All, stock is solely owned by the Stewarts.


NOTE B- RELATED PARTY TRANSACTIONS

     The stockholders, the Richard K and Dana Lisa Stewart, (the Stewarts) own a 100% interest in Mulch Masters Inc. that is a customer of State Line Bark and Mulch, Inc. Mulch Masters Inc. provided 16.81% of total revenues in the year 2004 and 18.55% of total revenues in the year 2003.

     State Line Bark & Mulch Inc. has its base of operations utilizing land and building which are the legal assets of Mulch Masters, Inc. which is 100% owned by the stockholders of State Line Bark & Mulch, Inc., Richard & Lisa Stewart.

     The Stockholders, Richard & Lisa Stewart loaned State Line Bark & Mulch, Inc. $30,000 December 30, 2004 and were repaid the debt as consequence of the sale of assets to Margo State Line, Inc. No interest was accrued for the year 2004.

     Departure from GAAP: The building at a adjusted cost basis of $200,000 and land at adjusted cost basis of $40,000 and the related Notes payable --Franklin balance as of December 31, 2004 of $55,624 and December 31, 2003 of $76,472 are assets and liabilities of Mulch Masters Inc. Management has elected to carry these on the State Line Bark & Mulch, Inc financial statements for their own convenience. Because the revenues have serviced the debt and the corporation has benefited from the use of the assets. Originally State Line Bark & Mulch was a company operating under Mulch Masters Inc. and then incorporated separately in the year 2001. Interest has been expensed relating to the debt in the amount of $ $5,364 for the year 2004 and $6,962 for the year 2003. Depreciation Expense related to the Building is $5,128 for the year 2004 and $5,128 for the year 2003. Likewise State Line Bark & Mulch Inc. have not expensed or been charged rent for the use of the building or land. To include assets and liabilities with related expenses which legally belong to another company are a departure from U.S. generally accepted accounting principles.

STATE LINE BARK & MULCH, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2004 and 2003


NOTE C- SUBSEQUENT EVENTS:

     On February 16, 2005, Margo State Line, Inc., a Florida Corporation, acquired substantially all the assets and assumed certain liabilities of State-Line Bark & Mulch, Inc., pursuant to asset purchase agreement. Margo State Line, Inc. is a wholly-owned subsidiary of Margo Caribe, Inc., a Puerto Rico Corporation. As of this purchase Sate Line Bark & Mulch., Inc. has discontinuing operations.

     Other Information pertaining to Sale of assets: The aggregate purchase price, which includes the land and building referred to in Note D was $2,600,000 plus the liabilities assumed of $690,186. Out of the total, purchase price, Margo State Line, inc. has deposited $100,000 in an escrow account to cover any contingencies (specifically relating to the land and building referred to above) and expenses which pertain to the purchase agreements. Additionally, and up to the resolution of any contingency (specifically relating to the land and building), $640,000 of the total purchase price has not been paid to State Line Bark & Mulch Inc., the Stewarts and or Mulch Masters, Inc.


NOTE D- DEPARTURE FROM GAAP

     See Note B- Related Party Transactions: Departure from GAAP.